UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2018

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to a vote of the stockholders of Thermon Group Holdings, Inc. (the "Company") at the Company's annual meeting of stockholders held on July 25, 2018 (the "2018 Annual Meeting") in Houston, Texas. A total of 31,219,671 shares of the Company's common stock were present in person or by proxy at the 2018 Annual Meeting, representing approximately 96.1% of the Company's common stock outstanding. The final results for each of the four proposals are set forth below. Percentages are based on the number of shares cast.

(1)	The following individuals were elected to serve on the Company's Board of Directors until the next annual meeting of stockholders:

	DIRECTOR NOMINEE	FOR	% FOR	WITHHELD	BROKER NON-VOTES
	Linda A. Dalgetty	29,591,423	99.6%	113,848	1,514,400
	Marcus J. George	29,172,811	98.2%	532,460	1,514,400
	Richard E. Goodrich	29,172,811	98.2%	532,460	1,514,400
	Kevin J. McGinty	29,172,811	98.2%	532,460	1,514,400
	John T. Nesser, III	29,258,046	98.5%	447,225	1,514,400
	Michael W. Press	28,754,713	96.8%	950,558	1,514,400
	Stephen A. Snider	29,186,602	98.3%	518,669	1,514,400
	Charles A. Sorrentino	29,253,200	98.5%	452,071	1,514,400
	Bruce A. Thames	29,375,929	98.9%	329,342	1,514,400

(2)	The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019:

	FOR	30,796,408	98.6%	FOR
	AGAINST	423,026	1.4%	AGAINST
	ABSTENTIONS	237	—%	ABSTAIN
	BROKER NON-VOTES	—

(3)	The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the proxy statement:

	FOR	28,987,846	97.6%	FOR
	AGAINST	716,550	2.4%	AGAINST
	ABSTENTIONS	875	—%	ABSTAIN
	BROKER NON-VOTES	1,514,400

(4)	The Company's stockholders recommended, on a non-binding advisory basis, "ONE YEAR" as the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers:

	ONE YEAR	28,090,234	94.6%	FOR
	TWO YEARS	100	—%	AGAINST
	TWO YEARS	1,611,237	5.4%	AGAINST
	ABSTENTIONS	3,700	—%	ABSTAIN
	BROKER NON-VOTES	1,514,400

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2018	THERMON GROUP HOLDINGS, INC.

	By:	/s/ Sarah Alexander
	Name:	Sarah Alexander
	Title:	General Counsel and Secretary